Exhibit 10.1

FORM OF INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of ______, by and between Lineage Cell Therapeutics, Inc., a California corporation (the “Company”), and __________(“Indemnitee”).

Whereas, the Company desires to attract and retain the services of highly qualified individuals as directors and officers;

Whereas, the Articles of Incorporation authorize the Company to indemnify “agents” as such term is defined in Section 317 of the California General Corporation Law, and the Bylaws require that the Company indemnify its agents in certain circumstances;

Whereas, the Company believes that providing its directors and executive officers with standalone indemnification agreements is consistent with standard practices of publicly-traded corporations, and that doing so will enhance the Company’s ability to attract and retain qualified directors and executive officers in a manner that will benefit the Company and its shareholders;

Whereas, the Company desires and has requested Indemnitee to serve or continue to serve as a director or officer of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity; and

Whereas, Indemnitee is willing to serve, or to continue to serve, as a director or officer of the Company, as the case may be, if Indemnitee is furnished the indemnity provided for herein by the Company.

Now, Therefore, the Company and Indemnitee hereby agree as follows:

Section 1. Service By Indemnitee. Indemnitee will serve, or continue to serve, as the case may be, as an Agent, faithfully and to the best of his or her ability, at the will of such entity designated by the Company and at the request of the Company (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves such entity, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the governance documents of such entity, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.

Section 2. Indemnification.

(a) Third Party Proceedings. In connection with any Proceeding other than those instituted by or in the right of the Company, the Company shall indemnify Indemnitee against any and all Expenses and Liabilities, in either case, actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf by reason of Indemnitee’s Corporate Status unless the Company shall establish, in accordance with the procedures described in Section 3 of this Agreement, that (i) Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, or, (ii) with respect to any criminal Proceeding, had reasonable cause to believe Indemnitee’s conduct was unlawful.

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(b) Proceedings by or in the Right of the Company. In connection with any Proceeding instituted by or in the right of the Company, the Company shall indemnify Indemnitee against any and all Expenses and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf by reason of Indemnitee’s Corporate Status unless the Company shall establish, in accordance with the procedures described in Section 3 of this Agreement, that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders, except that no indemnification shall be made (i) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee’s duty to the Company or any Subsidiary of the Company unless and only to the extent that the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for Expenses or amounts paid in settlement and then only to the extent that the court shall determine, (ii) of amounts paid in settling or otherwise disposing of a Proceeding without court approval or (iii) of expenses incurred in defending a Proceeding which is settled or otherwise disposed of without court approval.

(c) Witness Expenses. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses incurred by Indemnitee or on his or her behalf in connection therewith.

Section 3. Advancement of Expenses; Indemnification Procedure.

(a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee in connection with any Proceeding referenced in Section 2(a) or Section 2(b) of this Agreement (but not amounts actually paid in settlement of any such Proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby or by Section 317 of the California General Corporation Law. Indemnitee’s undertaking shall be in a form acceptable to the Company in its reasonable judgment. The advances to be made hereunder shall be paid by the Company to Indemnitee within 20 days following delivery of a written request therefor by Indemnitee to the Company. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay such amounts and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed.

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(b) Notice; Cooperation by Indemnitee. Indemnitee shall give the Company notice in writing as soon as practicable of any Proceeding in respect of which Indemnitee intends to seek indemnification or advancement of Expenses hereunder. Notice to the Company shall be directed to the General Counsel of the Company (or if there is no General Counsel of the Company or if the notice is being given by the General Counsel of the Company, to the Chief Executive Officer of the Company) at the address shown in Section 16(a) of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). The omission by Indemnitee to so notify the Company will not relieve the Company from any liability that it may have to Indemnitee hereunder or otherwise, except to the extent such failure is prejudicial. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

(c) Determination of Entitlement.

(i) Where there has been a written notice by Indemnitee for indemnification pursuant to Section 3(b), then as soon as is reasonably practicable (but in any event not later than 60 days) after final disposition of the relevant Proceeding, the Company shall make a determination, if and in the manner required by applicable law, with respect to Indemnitee’s entitlement thereto; provided, however, that, if a Change of Control shall have occurred, the determination shall be made by an Independent Counsel (selected pursuant to Section 3(c)(i)) in a written opinion to the Company’s Board of Directors, a copy of which shall be delivered to Indemnitee. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall reasonably cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification).

(ii) If entitlement to indemnification is to be determined by an Independent Counsel after a Change of Control pursuant to Section 3(c)(i), such Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. Within 10 days after such written notice of selection shall have been received, the Company may deliver to Indemnitee a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 13(a) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as the Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as the Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within 20 days after the final disposition of the Proceeding, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company to Indemnitee’s selection of the Independent Counsel and/or for the appointment as the Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as the Independent Counsel under Section 3(c)(i) hereof. Upon the due commencement of any judicial proceeding pursuant to Section 4(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

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(iii) The Company agrees to pay the reasonable fees and expenses of any Independent Counsel serving under this Agreement.

(d) Presumptions and Burdens of Proof.

(i) In making any determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have, to the fullest extent not prohibited by law, the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption. Neither the failure of the person, persons or entity to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the person, persons or entity that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(ii) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(iii) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is in good faith reliance on the records or books of account of any Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of such Enterprise in the course of their duties, or on the advice of legal counsel for such Enterprise or on information or records given or reports made to such Enterprise by an independent certified public accountant or by an appraiser or other expert selected by such Enterprise. The provisions of this Section 3(d)(iii) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

(e) Notice to Insurers. If, at the time of the receipt of a notice of a Proceeding pursuant to Section 3(b) of this Agreement, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. Thereafter, the Company shall take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

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(f) Relationship to Other Sources. Indemnitee shall not be required to exercise any rights against any other parties (for example, under any insurance policy purchased by the Company, Indemnitee or any other person or entity) before Indemnitee enforces this Agreement. However, to the extent the Company actually indemnifies Indemnitee or advances Expenses, the Company shall be entitled to enforce any such rights that Indemnitee may have against third parties. Indemnitee shall assist the Company in enforcing those rights if the Company pays Indemnitee’s reasonable costs and expenses of doing so.

(g) Defense of Claims; Selection of Counsel.

(i) The Company shall not settle any action, claim, or Proceeding (in whole or in part) that would impose any Expense, judgment, fine, penalty or limitation on Indemnitee, without Indemnitee’s prior written consent; provided, however, that, with respect to settlements requiring solely the payment of money either by the Company or by Indemnitee for which the Company is obligated to reimburse Indemnitee promptly and completely, in either case without recourse to Indemnitee, no such consent of Indemnitee shall be required. Indemnitee shall not settle any action, claim or Proceeding (in whole or in part) that would impose any Expense, judgment, fine, penalty or limitation on the Company without the Company’s prior written consent, such consent not to be unreasonably withheld.

(ii) In the event the Company shall be obligated under Section 3(a) of this Agreement to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ Indemnitee’s own counsel in any such Proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have concluded in good faith that there may be a conflict of interest between the Company and Indemnitee or between Indemnitee and any other persons represented by the same counsel, in the conduct of any such defense, or (C) the Company, in fact, shall not have employed counsel to assume the defense of such Proceeding, then the reasonable fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

Section 4. Remedies of Indemnitee.

(a) In the event of any dispute between Indemnitee and the Company hereunder as to entitlement to indemnification, contribution or advancement of Expenses (including where (i) a determination is made pursuant to Section 3(c) of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 3(a) of this Agreement, (iii) payment of Expenses pursuant to Section 3(c)(i) of this Agreement is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification, (iv) no determination as to entitlement to indemnification is timely made pursuant to Section 3(c) of this Agreement, or (v) a contribution payment is not made in a timely manner pursuant to Section 9 of this Agreement), then Indemnitee shall be entitled to an adjudication by a court of Indemnitee’s entitlement to such indemnification, contribution or advancement.

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(b) In the event that a determination shall have been made pursuant to Section 3(c) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 4 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding commenced pursuant to this Section 4, the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 3(c) of this Agreement adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding pursuant to this Section 4, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 3(a) until a final determination is made with respect to Indemnitee’s entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).

(c) If a determination shall have been made pursuant to Section 3(c) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 4, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with such determination of Indemnitee’s entitlement to indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) The Company shall be precluded from asserting in any judicial commenced pursuant to this Section 4 that the procedures and presumptions of this Agreement are not valid, binding or enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

(e) The Company shall indemnify Indemnitee to the fullest extent permitted by law against all Expenses incurred by Indemnitee in connection with any judicial proceeding brought by Indemnitee for (i) indemnification or advances of Expenses by the Company (or otherwise for the enforcement, interpretation or defense of his or her rights) under this Agreement or any other agreement, including any other indemnification, contribution or advancement agreement, or any provision of the Articles of Incorporation or Bylaws now or hereafter in effect or (ii) recovery or advances under any directors and officers liability insurance policy maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, contribution, advancement or insurance recovery, as the case may be; provided, however, that this Section 4(e) shall not apply if, as part of such judicial proceeding, the court of competent jurisdiction determines that the material assertions made by Indemnitee as a basis for such judicial proceeding were not made in good faith or were frivolous.

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Section 5. Additional Indemnification Rights; Nonexclusivity.

(a) Scope. The parties hereto intend that this Agreement shall provide to the fullest extent permitted by law for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Articles of Incorporation or the Bylaws. Subject to the exceptions set forth herein, in the event of any change, after the date of this Agreement, in any applicable law, statute or rule that expands the right of a California corporation to indemnify a member of its or a Subsidiary’s Board of Directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and the Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule that narrows the right of a California corporation to indemnify a member of the Board of Directors or an officer of the Company or a Subsidiary, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b) Nonexclusivity. The rights of indemnification, contribution and advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Articles of Incorporation, the Bylaws, any agreement, any vote of shareholders or disinterested directors, the California General Corporation Law, or otherwise, both as to action in Indemnitee’s official capacity and as to action or inaction in another capacity while holding such office.

(c) Survival. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any covered Proceeding is commenced.

Section 6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Liabilities actually or reasonably incurred by Indemnitee in any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses and Liabilities to which Indemnitee is entitled.

Section 7. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that, in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future in certain circumstances to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court for a determination of the Company’s right under public policy to indemnify Indemnitee.

Section 8. Directors and Officers Liability Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance to individuals serving in a Corporate Status (“D&O Insurance”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such individuals serving in a Corporate Status under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect or otherwise potentially available, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

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Section 9. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for Liabilities and/or for Expenses, in connection with any Proceeding relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (1) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding; and (2) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

Section 10. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 10. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

Section 11. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Acts. To indemnify Indemnitee for (i) any acts or omissions or transactions from which a director, officer, employee or agent may not be relieved of liability under applicable law or (ii) for breach of duty to the Company or its shareholders as to circumstances in which indemnity is expressly prohibited by Section 317 of the California General Corporation Law; or

(b) Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to any Proceeding initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317 of the California General Corporation Law, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Company’s Board of Directors has approved the initiation or bringing of such Proceeding; or

(c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that the material assertions made by the Indemnitee in such Proceeding were not made in good faith or were frivolous; or

(d) Duplicate Payments. To indemnify Indemnitee for Expenses or Liabilities to the extent Indemnitee has otherwise received payment with respect to such Expenses or Liabilities pursuant to (i) a policy of directors’ and officers’ liability insurance maintained by the Company, (ii) the Articles of Incorporation or Bylaws, or (iii) Section 317 or any other applicable provisions of the California General Corporation Law; or

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(e) Claims under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute; or

(f) Claims under Sarbanes-Oxley Act of 2002. To indemnify Indemnitee for any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act of 2002).

Section 12. Effectiveness of Agreement. This Agreement shall be effective as of the date set forth on the first page and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was serving in any Corporate Status at the time such act or omission occurred.

Section 13. Construction of Certain Phrases.

(a) As used in this Agreement:

“Articles of Incorporation” means the Company’s Restated Articles of Incorporation, as amended, and as may be further amended from time to time.

“Bylaws” means the Company’s Amended and Restated Bylaws, and as may be amended from time to time.

“Change of Control” means any one of the following circumstances occurring after the date hereof: (i) there shall have occurred an event required to be reported with respect to the Company in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) under the Exchange Act, regardless of whether the Company is then subject to such reporting requirement; (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall have become, without prior approval of the Company’s Board of Directors by approval of at least a majority of the Continuing Directors, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding voting securities (provided that, for purposes of this clause (ii), the term “person” shall exclude (x) the Company, (y) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (z) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); (iii) there occurs a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity; (iv) all or substantially all the assets of the Company are sold or disposed of in a transaction or series of related transactions; (v) the approval by the stockholders of the Company of a complete liquidation of the Company; or (vi) the Continuing Directors cease for any reason to constitute at least a majority of the members of the Company’s Board of Directors.

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“Continuing Director” means (i) each director on the Company’s Board of Directors on the date hereof or (ii) any new director whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date hereof or whose election or nomination was so approved.

“Corporate Status” means the status of a person who is or was a director, officer, trustee, general partner, managing member, fiduciary, board of directors’ committee member, employee or agent of the Company or of any other Enterprise.

“Enterprise” means the Company, any Subsidiary and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, board of directors’ committee member, employee or agent.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” means all direct and indirect costs (including without limitation attorneys’ fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses) reasonably and actually incurred in connection with (i) prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding or (ii) establishing or enforcing a right to indemnification under this Agreement, the Articles of Incorporation, Bylaws, applicable law or otherwise. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. For the avoidance of doubt, however, Expenses shall not include any Liabilities.

“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the five years prior to its selection or appointment has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

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“Liabilities” means any losses or liabilities, including without limitation any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement, arising out of or in connection with any Proceeding (including all interest, assessments and other charges paid or payable in connection with or in respect of any such judgments, fines, ERISA excise taxes and penalties, penalties or amounts paid in settlement).

“Proceeding” means any threatened, pending or completed action, derivative action, suit, claim, counterclaim, cross claim, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether civil (including intentional and unintentional tort claims), criminal, administrative or investigative, including any appeal therefrom, and whether instituted by or on behalf of the Company or any other party, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or other proceeding hereinabove listed in which Indemnitee was, is or will be involved as a party, potential party, non-party witness or otherwise by reason of any Corporate Status of Indemnitee, or by reason of any action taken (or failure to act) by him or her or of any action (or failure to act) on his or her part while serving in any Corporate Status.

(b) For purposes of this Agreement:

References to “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that, if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

References to “Subsidiary” shall include a corporation, company or other entity:

(i) 50% or more of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

(ii) that does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but 50% or more of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, or one or more Subsidiaries.

References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

11.

Section 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

Section 15. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.

Section 16. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand or recognized courier and receipted for by the party addressee, on the date of such receipt, (ii) if mailed by domestic certified or registered mail with postage prepaid, on the fifth business day after the date postmarked, or (iii) if sent by other means, on the date such notice is actually received by the relevant party; provided that international notices shall be sent by an international recognized courier. Notices shall be addressed as follows:

(a) if to the Company, to the Company’s principal executive offices as reflected on the Company’s most recently filed periodic or current report filed with the Securities and Exchange Commission, attention General Counsel (or if there is no General Counsel of the Company or if the notice is being given by the General Counsel of the Company, to the Chief Executive Officer of the Company); and

(b) if to Indemnitee, to the address of Indemnitee set forth under Indemnitee’s signature below; or to such other address or attention of such other person as any party shall advise the other parties in writing.

Section 17. Consent to Jurisdiction; Choice of Venue. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the State of California and the federal courts within the State for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the United States District Court for the Southern District of California and any California State court within that District.

Section 18. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California.

Section 19. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

Section 20. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

[Signature Page Follows]

12.

In Witness Whereof, the parties hereto have executed this Indemnification Agreement as of the date first above written.

LINEAGE CELL THERAPEUTICS, INC.

By:
Name:
Title:

AGREED TO AND ACCEPTED:

INDEMNITEE:

Name:

Address: